UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2011
Claire’s Stores, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-148108	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois	60192
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 765-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Indenture
On March 4, 2011, Claire’s Stores, Inc. (the “Company”) completed an offering of $450 million aggregate principal amount of its 8.875% Senior Secured Second Lien Notes due 2019 (the “Notes”). The Notes were issued at par. The Notes were initially issued by Claire’s Escrow Corporation (the “Escrow Issuer”), a wholly-owned first-tier subsidiary of the Company created solely to issue the Notes, pursuant to an Indenture, dated as of March 4, 2011 (the “Indenture”), by and between the Escrow Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). Immediately subsequent to the issuance, the escrow conditions were met, the funds in escrow were released and the Escrow Issuer merged with and into the Company. Upon consummation of such merger on March 4, 2011, the Company entered into a supplemental indenture (the “Supplemental Indenture”) pursuant to which the Company assumed the obligations of the Escrow Issuer under the Indenture and all of the Company’s wholly-owned domestic restricted subsidiaries which guarantee the Company’s senior secured credit facility, consisting of Claire’s Boutiques, Inc., Claire’s Puerto Rico Corp., CBI Distributing Corp., Claire’s Canada Corp., BMS Distributing Corp. and CSI Canada LLC (the “Guarantors”) guaranteed the Notes.
The Notes are secured by a second-priority lien on all of the assets of the Company and the Guarantors that are pledged as collateral to secure the Company’s senior secured credit facility (the “Collateral”).
The Notes will mature on March 15, 2019. Interest on the Notes accrues at a rate of 8.875% per annum and is payable semiannually in arrears on March 15 and September 15 of each year, commencing on September 15, 2011.
The Company has the option to redeem all or a portion of the Notes, at any time prior to March 15, 2015, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest and additional interest, if any, to the redemption date plus a “make-whole” premium, as described in the Indenture. At any time on or prior to March 15, 2014, the Company may redeem up to 35% of the Notes with the proceeds of certain sales of equity or contributions to equity at the price and on the terms set forth in the Indenture. On or after March 15, 2015, the Company may redeem all or a portion of the Notes, at the prices set forth in the Indenture, plus accrued and unpaid interest and additional interest, if any, to the redemption date.
Upon the occurrence of a change of control (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest and additional interest, if any, to the date of repurchase.
The Indenture contains covenants that, among other things, limit (subject to exceptions) the Company’s ability and the ability of the Company’s restricted subsidiaries to:
•	incur or guarantee additional indebtedness;

•	create or incur certain liens;

•	pay dividends or make other restricted payments;

•	incur restrictions on the payment of dividends or other distributions from its restricted subsidiaries;

•	make certain investments;

•	transfer or sell assets;

•	engage in transactions with affiliates; or

•	merge or consolidate with other companies or transfer all or substantially all of its assets.
If at any time the Notes receive and maintain an investment grade rating by Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing under the Indenture, certain covenants will be suspended. If either rating on the Notes should subsequently decline to below investment grade, the suspended covenants will be reinstated.
The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, failure to pay at maturity or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 30% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.
The foregoing description of the Indenture, Supplemental Indenture and Notes is qualified in its entirety by reference to the complete copies of such agreements or instruments that are filed as Exhibits 4.1, 4.2 and 4.3, respectively to this Form 8-K and are incorporated by reference herein.
Registration Rights Agreement
The Company entered into a Registration Rights Agreement, dated as of March 4, 2011 (the “Registration Rights Agreement”), with the Escrow Issuer, the Guarantors and the representatives named therein (the “Representatives”), pursuant to which the Company agreed to use its commercially reasonable efforts to cause the effectiveness of a registration statement relating to an offer to exchange the Notes no later than 365 days after March 4, 2011, which registration statement shall allow noteholders to exchange the Notes for the same principal amount of a new issue of notes with substantially identical terms, except they will generally be freely transferable under the Securities Act of 1933, as amended. In addition, the Company has agreed, under certain circumstances, including if the Company is prohibited from completing the exchange offer, to use its commercially reasonable efforts to cause to become effective a shelf registration statement to cover resales of the Notes. If the Company fails to complete the registered exchange offer or if the shelf registration statement has not been declared effective within specified time periods, the Company will be required to pay additional interest on the Notes.
The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete copy of the Registration Rights Agreement that is filed as Exhibit 4.4 to this Form 8-K and is incorporated by reference herein.

Collateral Agreement, Intercreditor Agreement and Second Lien Trademark Security Agreement
In connection with the Supplemental Indenture pursuant to which the Company assumed the obligations of the Escrow Issuer under the Notes and the guarantees of the Notes by the Guarantors became effective, on March 4, 2011, the Company, Claire’s Inc. and the Guarantors entered into the Collateral Agreement, by and among the Company, Claire’s Inc., the Guarantors and the Trustee and Collateral Agent, as Collateral Agent (the “Collateral Agreement”) pursuant to which the Company and the Guarantors granted a second-priority lien on the Collateral to the Collateral Agent for the benefit of the holders of the Notes and an Intercreditor Agreement by and among the Company, Claire’s Inc., the Guarantors, the Trustee and Collateral Agent and Credit Suisse AG, Cayman Island Branch (f/k/a Credit Suisse, Cayman Islands Branch) (“Credit Suisse”) as Credit Agreement Agent (the “Intercreditor Agreement”) relating to the respective rights and obligations of the Trustee and Collateral Agent and Credit Suisse with respect to the Collateral. Simultaneously therewith, CBI Distributing Corp., a wholly-owned first-tier subsidiary of the Company and a Guarantor (“CBI”), also entered into the Second Lien Trademark Security Agreement by and between CBI and the Trustee and Collateral Agent (the “Trademark Security Agreement and, together with the Collateral Agreement and the Intercreditor Agreement, the “Security Documents”) granting a lien on certain trademarks owned by CBI.
The foregoing description of the Collateral Agreement, Intercreditor Agreement and Trademark Security Agreement is qualified in its entirety by reference to the complete copies of such agreements that are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 4, 2011, the Company issued $450 million aggregate principal amount of the Notes. The proceeds were used to pay the expenses of the offering and to reduce the Company’s indebtedness under its senior secured credit facility. The description of the offering, the Indenture, the Supplemental Indenture, the Notes and the Security Documents set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.
On March 4, 2011, the Company issued a press release announcing the completion of the offering. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d)     Exhibits

Exhibit 4.1	Indenture, dated as of March 4, 2011, by and between Claire’s Escrow Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.2	Supplemental Indenture, dated as of March 4, 2011, by and between Claire’s Stores, Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.3	Form of 8.875% Senior Secured Second Lien Notes due 2019 (included in the Indenture filed as Exhibit 4.1 hereto)

Exhibit 4.4	Registration Rights Agreement, dated as of March 4, 2011, by and between Claire’s Stores, Inc., Clare’s Escrow Corporation, the Guarantors and the Representatives

Exhibit 10.1	Collateral Agreement, dated as of March 4, 2011, by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

Exhibit 10.2
Intercreditor Agreement, dated as of March 4, 2011, by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors, The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent and Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Credit Agreement Agent

Exhibit 10.3	Second Lien Trademark Security Agreement, dated as of March 4, 2011, by and between CBI Distributing Corp. and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

Exhibit 99.1	Press Release dated March 4, 2011, announcing the completion of the notes offering

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.
Date: March 8, 2011	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer

Exhibit List

Exhibit 4.1	Indenture, dated as of March 4, 2011, by and between Claire’s Escrow Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.2	Supplemental Indenture, dated as of March 4, 2011, by and between Claire’s Stores, Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent

Exhibit 4.3	Form of 8.875% Senior Secured Second Lien Notes due 2019 (included in the Indenture filed as Exhibit 4.1 hereto)

Exhibit 4.4	Registration Rights Agreement, dated as of March 4, 2011, by and between Claire’s Stores, Inc., Clare’s Escrow Corporation, the Guarantors and the Representatives

Exhibit 10.1	Collateral Agreement, dated as of March 4, 2011, by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

Exhibit 10.2
Intercreditor Agreement, dated as of March 4, 2011, by and among Claire’s Stores, Inc., Claire’s Inc., the Guarantors, The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent and Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch), as Credit Agreement Agent

Exhibit 10.3	Second Lien Trademark Security Agreement, dated as of March 4, 2011, by and between CBI Distributing Corp. and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

Exhibit 99.1	Press Release dated March 4, 2011, announcing the completion of the notes offering